T. Rowe Price Tax-Free High Yield Fund

Supplement to Summary Prospectus dated July 1, 2010

For shares that are purchased on or after August 15, 2011, the T. Rowe Price Tax-Free High Yield Fund will charge a redemption fee of 2% on the sale of any shares that have been held for 90 days or less. Accordingly, the fee table is revised as follows:

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%[a]

Maximum account fee	$10[b]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.61%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.07%

Total annual fund operating expenses	0.68%

a  Applies to any shares purchased on or after August 15, 2011.

b  Nonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

The date of this supplement is May 17, 2011.

F59-041-S    5/17/11